UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 30, 2018

Date of Report (Date of earliest event reported)

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors has appointed Derek P. Linde as our General Counsel and Corporate Secretary, effective April 30, 2018. Mr. Linde, age 42, will report to President and Chief Executive Officer, Steven W. Moster. Previously, Mr. Linde served as Deputy General Counsel & Assistant Secretary at Illinois Tool Works Inc. (ITW), where he provided strategic and legal services to the company’s diversified, global business segments. Prior to ITW, Mr. Linde was a partner at Winston & Strawn LLP, where he focused on merger and acquisition transactions, private equity, securities and capital markets, corporate governance, SEC filings and other finance and business transactions for a wide variety of public and private clients. He holds a J.D. from the Vanderbilt University School of Law and a B.A. from the University of Missouri-Columbia.

Mr. Linde has no family relationships with any director, executive officer, or other person we have nominated or chosen to become a director or executive officer. There are no arrangements or understandings between Mr. Linde and any other person pursuant to which the Board appointed Mr. Linde as an executive officer. Additionally, there are no transactions involving Mr. Linde that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Linde will receive a salary, annual incentive awards (if earned) and long-term incentive awards in the form of performance units and restricted stock, and will participate in other compensation and benefit programs, at levels consistent with his position and scope of responsibility. Our compensation, incentive plans, incentive plan agreements, and benefit plans are more fully described in the “Compensation Discussion and Analysis” section of our Proxy Statement for our 2018 Annual Meeting of Shareholders filed with the SEC on April 4, 2018, and are included as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viad Corp
(Registrant)

May 1, 2018	By:	/s/ Leslie S. Streidel
Leslie S. Streidel
Chief Accounting Officer